Taxes - Schedule of Statutory Tax Rate to Effective Tax Rate (Details)		6 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Schedule of Statutory Tax Rate to Effective Tax Rate [Abstract]
Income tax at expected tax rates		25.00%	25.00%
Non-deductible expenses		(4.00%)	(0.30%)
Effect of PRC preferential tax rate	[1]	2.30%	(4.00%)
Non-PRC entities not subject to PRC tax		(6.30%)	(1.00%)
Allowance for DTA	[2]	(10.80%)	(20.20%)
Other		(0.60%)	(0.70%)
Effective tax rate		5.60%	(1.20%)

[1]

Li Bang Kitchen Appliance obtained recognition of HNTE on October 12,2022; and the preferential rate of 15% was extended to October 2025. Effective tax rate increased by 2.3% and decreased by 4.0% for the six months ended December 31, 2024 and 2023, respectively.

For the six months ended December 31, 2024, the net income generated by Li Bang Kitchen Appliance was offset by the losses of other subsidiaries of the Company, therefore the preferential tax rate of Li Bang Kitchen Appliance increased the overall effective tax rate of the Company.

For the six months ended December 31, 2023, both Li Bang Kitchen Appliance and other subsidiaries incurred losses, and the preferential tax rate reduced the overall effective tax rate of the Company.

[2]	The Company incurred net loss of $1.13 million and $1.46 million for the six months ended December 31, 2024 and 2023, respectively. Since the Company may not generate sufficient future taxable income to utilize its net operating loss carryforwards, management recognized a full allowance for its deferred income tax assets (DTA).